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                       SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 5, 1998

                      SECURITIES RESOLUTION ADVISORS, INC.
             (Exact name of registrant as specified in its charter)

                             ROSE INTERNATIONAL LTD.
                           (Former name of registrant)

         DELAWARE                    0-28720                      73-1479833
(State or other jurisdiction (Commission File Number)           (IRS Employer
      of incorporation)                                      Identification No.)

                   80 SEAVIEW BLVD., PORT WASHINGTON, NY 11050
                     (Address of principal executive office)

             7633 EAST 63RD PLACE, SUITE 220, TULSA, OKLAHOMA 74133
                 (Former address of principal executive office)

Registrant's telephone number, including area code (516) 625-4040
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         The audited financial statement of the acquired business, The Accord Group, Inc. together with the audit report of Stephen P. Higgins, C.P.A. is attached hereto as Exhibit 1.

(b)      PRO FORMA FINANCIAL INFORMATION

         Effective June 1, 1998, the Company acquired 82.01% of the outstanding common stock of The Accord Group, Inc. in exchange for 8,000,000 shares of the common stock of the Company. The transaction will be accounted for as a reverse acquisition with The Accord Group, Inc. being accounted for as the historical entity. The pro forma exhibits include a combining balance sheet as of March 31, 1998 which reflects the effect of the stock issued in the acquisition and the recording of the fair value adjustment to Rose International Ltd. to give effect to purchase accounting. In addition two combining pro forma statements of operations are included which present income (loss) from continuing operations for the three months ended March 31, 1998 and the year ended December 31, 1997.

(c)      EXHIBITS

         (1) Audited financial statement of The Accord Group, Inc. as of December 31, 1997 and for the year then ended

         (2)      (a)      Pro forma combined balance sheet as of March 31, 1998

                  (b) Pro forma combined income statement for the year ended December 31, 1997

                  (c) Pro forma combined income statement for the three months ended March 31, 1998

         (3)      Consent of Stephen P. Higgins, C.P.A.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SECURITIES RESOLUTION ADVISORS, INC.

                                   By:      /s/ Richard Singer, II
                                            Richard Singer, II, President and
                                            Principal Accounting Officer

Date:    August 13, 1998
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                                EXHIBIT INDEX
                                -------------
       EXHIBIT
         NO.                            DESCRIPTION
       -------                          -----------

         (1) Audited financial statement of The Accord Group, Inc. as of December 31, 1997 and for the year then ended

         (2)      (a)      Pro forma combined balance sheet as of March 31, 1998

                  (b) Pro forma combined income statement for the year ended December 31, 1997

                  (c) Pro forma combined income statement for the three months ended March 31, 1998

         (3)      Consent of Stephen P. Higgins, C.P.A.